UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive,	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The Nasdaq Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF NEW DIRECTOR

On March 22, 2021, the Board of Directors (the “Board”) of SLM Corporation (the “Company”) appointed Ted Manvitz as a director of the Company, effective immediately. Mr. Manvitz has also been appointed to the board of directors of Sallie Mae Bank, the Company’s Utah industrial bank subsidiary. In connection therewith, the Board also determined Mr. Manvitz to be independent and increased the number of Board seats from twelve to thirteen. At this time Mr. Manvitz has not been appointed to any of the Board’s committees.

Mr. Manvitz joins the Board with more than 20 years of experience in the areas of strategic advice, senior executive management, operations, and capital markets. He has spent the last ten years at IHS Holding Plc (“IHS”), where he has held a variety of roles including chief operating officer, chief investment officer, chief financial officer, and chief strategy officer. He was instrumental in transforming IHS from a regional managed services company to the fourth largest independent developer and owner of telecommunications infrastructure in the world. In addition, he is a non-executive director and senior advisor at Cornerstone Capital Partners in South Africa, and an adjunct faculty member at American University. Mr. Manvitz received his bachelor’s degree in business administration from Avila University with a major in accounting, a law degree from the University of Iowa College of Law (with distinction), and an MBA from the Kelly School of Business, Indiana University.

Mr. Manvitz’s compensation for his service as a director will be consistent with that of the Company’s other non-employee directors, except that (i) his compensation will be prorated to reflect the portion of the period remaining in the current director term and (ii) he will not receive the Company’s annual Board member equity award of restricted stock for the current director term.

A copy of the press release announcing Mr. Manvitz’s appointment is included with this Form 8-K as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1*	Press Release, dated March 22, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: March 22, 2021	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh

Senior Vice President, Chief Legal, Government Affairs, and Communications Officer